                                                                Exhibit 99.1
                                                                ------------



                      GENZYME CORPORATION AND SUBSIDIARIES

               UNAUDITED CONDENSED PRO FORMA FINANCIAL STATEMENTS

INTRODUCTION:

        These unaudited condensed pro forma financial statements and the related notes are presented to give effect to the Genetrix Acquisition using shares of General Division Stock (as described in Note 3), the DSP Acquisition (as described in Note 4) and the Neozyme II Acquisition (as described in Note 5). Pro forma condensed statements of operations have been presented for both Genzyme and the General Division assuming that the Acquisitions each occurred as of January 1, 1995, using the purchase accounting method. Pro forma balance sheets have been presented for both Genzyme and the General Division assuming that the Neozyme II Acquisition occurred as of September 30, 1996. The historical Genzyme and General Division balances included in the pro forma balance sheets reflect the effect of the Genetrix Acquisition, which was completed on May 1, 1996, and the DSP Acquisition, which was completed on July 1, 1996. To distinguish the effect of each transaction, the pro forma statements of operations include subtotal columns which give effect to the Genetrix Acquisition, after certain pro forma adjustments, and the DSP Acquisition, after certain pro forma adjustments, before consideration of the Neozyme II Acquisition. The notes to the unaudited pro forma financial statements are defined as related either to the Genetrix Acquisition, the DSP Acquisition or the Neozyme II Acquisition.

         Year-end for Genzyme, Genetrix and Neozyme II is December 31, while year-end for DSP prior to the acquisition by Genzyme was September 30. The pro forma financial statements for the year ended December 31, 1995 included herein are based on the historical income statements of Genzyme, Genetrix and Neozyme II for the year ended December 31, 1995 and the historical income statement for DSP for the year ended September 30, 1995. Revenues and operating costs and expenses for DSP for the three months ended December 31, 1995 were $22.0 million and $18.3 million, respectively.

                     GENZYME CORPORATION AND SUBSIDIARIES


                                     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

                                                        September 30, 1996
                                                       (AMOUNTS IN THOUSANDS)

ASSETS



                                                                                 PRO
                            HISTORICAL                  PRO          FOOT-      FORMA
                             GENZYME     HISTORICAL     FORMA        NOTE      GENZYME
                              CORP.      NEOZYME II     ADJS.         REF.       CORP.
                            ----------   ----------   ---------     ------     --------
Current assets:
Cash and cash
  equivalents.............  $  141,522    $  2,815      $(108,206)    (C)     $   36,131
Short-term investments....      82,941       5,069             --                 88,010
Accounts receivable, less
  allowance for doubtful
  accounts................     116,072          --             --                116,072
Inventories...............     112,664          --             --                112,664
Prepaid expenses and other
  current assets..........      17,028         604           (635)    (A)         16,997
Deferred tax
  assets -- current.......       7,729          --             --                  7,729
                            ----------    --------      ---------             ----------
  Total current assets....     477,956       8,488       (108,841)               377,603
Property, plant and
  equipment, net..........     384,088          --             --                384,088
Other Assets:
Long-term investments.....      48,396          --             --                 48,396
Intangibles, net of
  accumulated
  amortization............     261,426          --             --                261,426
Deferred tax
  assets -- noncurrent....      26,370          --         20,548     (C)         46,918
Other noncurrent assets...      31,001(C)       --           (619)    (A,C)       30,382
                            ----------    --------      ---------             ----------
Total other assets........     367,193          --         19,929                387,122
                            ----------    --------      ---------             ----------
  Total assets............  $1,229,237    $  8,488      $ (88,912)            $1,148,813
                            ==========    ========      =========             ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable..........  $   22,159    $     --      $      --             $   22,159
Accrued expenses..........      81,380         281          2,108     (A,C)       83,769
Income taxes payable......      13,621          --             --                 13,621
Deferred revenue..........       3,203          --           (598)    (A)          2,605
Short-term borrowings.....      15,000          --             --                 15,000
Current portion of
  long-term debt and
  capital lease
  obligations.............         817          --             --                    817
                            ----------    --------      ---------             ----------
  Total current
    liabilities...........     136,180         281          1,510                137,971
Noncurrent liabilities:
Long-term debt and capital
  lease obligations.......     224,256          --             --                224,256
Note payable to Genzyme...          --         100          (100)     (A)             --
Other noncurrent
  liabilities.............         923          --             --                    923
                            ----------    --------      ---------             ----------
                               225,179         100          (100)                225,179
Stockholders' Equity:
General Division Stock,
  $.01 par value..........         350          --             --                    350
TR Stock, $.01 par
  value...................         126          --             --                    126
Treasury Stock, at cost...        (881)         --             --                   (881)
Neozyme II callable common
  stock...................          --       2,415         (2,415)    (B)             --
Additional paid-in
  capital.................     886,476      75,620        (75,620)    (B)             --
                                    --          --            469     (C)        886,945
Accumulated earnings
  (deficit)...............     (12,922)    (69,908)        69,908     (B)
                                                         (103,212)    (C)
                                                           20,548     (C)        (95,586)
Other equity
  adjustments.............      (5,271)        (20)            --                 (5,291)
                            ----------    --------      ---------             ----------
  Total stockholders'
    equity................     867,878       8,107        (90,322)               785,663
                            ----------    --------      ---------             ----------
Total liabilities and
  stockholders' equity....  $1,229,237    $  8,488      $ (88,912)            $1,148,813
                            ==========    ========      =========             ==========

             See notes to unaudited pro forma financial statements.

                     GENZYME CORPORATION AND SUBSIDIARIES

                                UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                        (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

                                                                                           PRO
                                                                                          FORMA
                                          HISTORICAL FOOT- HISTORICAL    PRO    FOOT-    GENZYME                   PRO     FOOT-
                                           GENZYME   NOTE  GENETRIX,    FORMA   NOTE    CORP. AND   HISTORICAL    FORMA    NOTE
                                            CORP.    REF.     INC.      ADJS.   REF.    GENETRIX       DSP        ADJS.    REF.
                                          ---------- ----- ----------   -----   -----   ---------   ----------   -------   -----
Net revenues............................  $ 372,015          $7,239     $  --           $379,254     $ 54,138    $    --
Operating costs and expenses:
  Cost of products sold.................    110,399              --        --            110,399       26,138         --
  Cost of services sold.................     40,593           5,631        --             46,224           --         --
  Selling, general and administrative
    expenses............................    118,575           1,634        --            120,209       18,189         --
  Research and development expenses.....     57,493              --        --             57,493        1,365         --
  Amortization of intangibles...........      5,657             187       770   [D]        6,614        3,532       (646)  [H]
  Charge for junior stock options.......         --              --        --                 --       12,090    (12,090)  [J]
  Charge for in-process technology......     24,170  [4]         --        --             24,170           --         --
  Other expenses........................      1,465              --                        1,465          546         --
                                           --------          ------     -----           --------     --------    -------
Total operating costs and expenses......    358,352           7,452       770            366,574       61,860    (12,736)
                                           --------          ------     -----           --------     --------    -------
Operating income (loss).................     13,663            (213)     (770)            12,680       (7,722)    12,736
Other income and (expenses):
  Investment income.....................     12,740              --        --             12,740           --         --
  Interest expense......................     (3,582) [I]       (115)       59   [E]       (3,638)      (3,039)    (3,121)  [I]
  Other.................................        123             (43)       --                 80         (894)        --
                                           --------          ------     -----           --------     --------    -------
                                              9,281            (158)       59              9,182       (3,933)    (3,121)
                                           --------          ------     -----           --------     --------    -------
Income (loss) before income taxes.......     22,944            (371)     (711)            21,862      (11,655)     9,615
(Provision) benefit for income taxes....    (18,708)             --       133   [F]      (18,575)          96      1,326   [K]
                                           --------          ------     -----           --------     --------    -------
Net income (loss).......................   $  4,236          $ (371)    $(578)          $  3,287     $(11,559)   $10,941
                                           ========          ======     =====           ========     ========    =======
Attributable to the General Division:
  Net income............................   $ 21,635                                 $ 20,686
    Tax benefit allocated from Tissue
      Repair Division...................     11,775                                   11,775
                                           --------                                 --------
Net income attributable to General
  Division Stock........................   $ 33,410                                 $ 32,461
                                           ========                                 ========



                                            PRO
                                           FORMA
                                          GENZYME                                      PRO
                                           CORP.,                   PRO      FOOT-    FORMA
                                          GENETRIX   HISTORICAL    FORMA     NOTE    GENZYME
                                          AND DSP    NEOZYME II    ADJS.     REF.     CORP.
                                          --------   ----------   --------   -----   --------
Net revenues............................  $433,392    $     --    $(16,545)   [L]    $416,847
Operating costs and expenses:
  Cost of products sold.................   136,537          --          --            136,537
  Cost of services sold.................    46,224          --          --             46,224
  Selling, general and administrative
    expenses............................   138,398         393         (57)   [L]     138,734
  Research and development expenses.....    58,858      16,493     (16,493)   [L]      58,858
  Amortization of intangibles...........     9,500          --          --              9,500
  Charge for junior stock options.......        --          --          --                 --
  Charge for in-process technology......    24,170          --          --             24,170
  Other expenses........................     2,011          --          --              2,011
                                          --------    --------    --------           --------
Total operating costs and expenses......   415,698      16,886     (16,550)           416,034
                                          --------    --------    --------           --------
Operating income (loss).................    17,694     (16,886)          5                813
Other income and (expenses):
  Investment income.....................    12,740         591      (4,063)  [L,M]      9,268
  Interest expense......................    (9,798)         --          --             (9,798)
  Other.................................      (814)         --          --               (814)
                                          --------    --------    --------           --------
                                             2,128         591      (4,063)            (1,344)
                                          --------    --------    --------           --------
Income (loss) before income taxes.......    19,822     (16,295)     (4,058)              (531)
(Provision) benefit for income taxes....   (17,153)         --       8,650    [N]      (8,503)
                                          --------    --------    --------           --------
Net income (loss).......................  $  2,669    $(16,295)   $  4,592           $ (9,034)
                                          ========    ========    ========           ========
Attributable to the General Division:
  Net income............................  $ 20,068                                   $  8,365
    Tax benefit allocated from Tissue
      Repair Division...................    11,775                                     11,775
                                          --------                                   --------
Net income attributable to General
  Division Stock........................  $ 31,843                                   $ 20,140
                                          ========                                   ========

             See notes to unaudited pro forma financial statements.

                      GENZYME CORPORATION AND SUBSIDIARIES


                                      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
                                                     OPERATIONS -- (CONTINUED)

                                            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                                        (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE INFORMATION)
                                                                                          PRO
                                                                                         FORMA
                                             HISTORICAL   HISTORICAL    PRO    FOOT-    GENZYME                  PRO    FOOT-
                                              GENZYME     GENETRIX,    FORMA   NOTE    CORP. AND   HISTORICAL   FORMA   NOTE
                                               CORP.         INC.      ADJS.   REF.    GENETRIX       DSP       ADJS.   REF.
                                             ----------   ----------   -----   -----   ---------   ----------   -----   -----
Income per General Division common
  and common equivalent share..............   $   0.46                                 $   0.44
                                              ========                                 ========
Pro forma weighted average shares
  outstanding..............................     73,024                  613     [G]      73,637
                                              ========                  ===            ========
Income per General Division common and
  common equivalent share assuming full
  dilution.................................   $   0.45                                 $   0.43
                                              ========                                 ========
Pro forma fully diluted weighted average
  shares outstanding.......................     74,146                  613     [G}      74,759
                                              ========                  ===            ========
Attributable to the Tissue Repair Division:
  Net loss.................................   $(29,174)                                $(29,174)
                                              ========                                 ========
  Loss per Tissue Repair Division common
    share..................................   $  (2.33)                                $  (2.33)
                                              ========                                 ========
  Historical weighted average shares
    outstanding............................     12,511                                   12,511
                                              ========                                 ========



                                               PRO
                                              FORMA
                                             GENZYME                                   PRO
                                              CORP.,                  PRO    FOOT-    FORMA
                                             GENETRIX   HISTORICAL   FORMA   NOTE    GENZYME
                                             AND DSP    NEOZYME II   ADJS.   REF.     CORP.
                                             --------   ----------   -----   -----   --------
Income per General Division common
  and common equivalent share..............  $   0.43                                $   0.27
                                             ========                                ========
Pro forma weighted average shares
  outstanding..............................    73,637                                  73,637
                                             ========                                ========
Income per General Division common and
  common equivalent share assuming full
  dilution.................................  $   0.43                                $   0.27
                                             ========                                ========
Pro forma fully diluted weighted average
  shares outstanding.......................    74,759                                  74,759
                                             ========                                ========
Attributable to the Tissue Repair Division:
  Net loss.................................  $(29,174)                               $(29,174)
                                             ========                                ========
  Loss per Tissue Repair Division common
    share..................................  $  (2.33)                               $  (2.33)
                                             ========                                ========
  Historical weighted average shares
    outstanding............................    12,511                                  12,511
                                             ========                                ========

             See notes to unaudited pro forma financial statements.

                     GENZYME CORPORATION AND SUBSIDIARIES

                                UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                                FOR THE YEAR ENDED DECEMBER 31, 1995
                                        (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

                                                                                       PRO
                                                                                      FORMA
                                        HISTORICAL   HISTORICAL     PRO     FOOT-    GENZYME                   PRO      FOOT-
                                         GENZYME     GENETRIX,     FORMA    NOTE    CORP. AND   HISTORICAL    FORMA     NOTE
                                          CORP.         INC.       ADJS.    REF.    GENETRIX       DSP        ADJS.     REF.
                                        ----------   ----------   -------   -----   ---------   ----------   --------   -----
Net revenues..........................   $383,783     $ 22,006    $    --           $405,789     $ 95,259    $     --
Operating costs and expenses:
  Cost of products sold...............    113,964           --         --            113,964       48,191       5,668   (J)
  Cost of services sold...............     35,868       11,328         --             47,196           --          --
  Selling, general and administrative
    expenses..........................    110,417       10,289         --            120,706       28,984          --
  Research and development expenses...     68,845           --         --             68,845        1,971          --
  Amortization of intangibles.........      4,677          534      2,310    (D)       7,521        2,750       3,021   (H)
  Charge for in-process technology....     14,216           --         --             14,216           --          --
  Other expenses......................         --           --         --                 --        3,585          --
                                         --------     --------    -------           --------     --------    --------
Total operating costs and expenses....    347,987       22,151      2,310            372,448       85,481       8,689
                                         --------     --------    -------           --------     --------    --------
Operating income (loss)...............     35,796         (145)    (2,310)            33,341        9,778      (8,689)
Other income and (expenses):
  Investment income...................      8,814           25         --              8,839           --          --
  Interest expense....................     (1,109)        (260)       178    (E)      (1,191)      (6,937)     (5,383)  (I)
  Other...............................       (202)          --         --               (202)      (1,354)         --
                                         --------     --------    -------           --------     --------    --------
                                            7,503         (235)       178              7,446       (8,291)     (5,383)
                                         --------     --------    -------           --------     --------    --------
Income (loss) before income taxes.....     43,299         (380)    (2,132)            40,787        1,487     (14,072)
(Provision) benefit for income taxes..    (21,649)          --         86    (F)     (21,563)        (172)      2,288   (K)
                                         --------     --------    -------           --------     --------    --------
Net income (loss).....................   $ 21,650     $   (380)   $(2,046)          $ 19,224     $  1,315    $(11,784)
                                         ========     ========    =======           ========     ========    ========
Attributable to the General Division:
  Net income..........................   $ 34,823                                   $ 32,397
    Tax benefit allocated from Tissue
      Repair Division.................      8,857                                      8,857
                                         --------                                   --------
Net income attributable to General
  Division Stock......................   $ 43,680                                   $ 41,254
                                         ========                                   ========



                                          PRO
                                         FORMA
                                        GENZYME                                      PRO
                                         CORP.                    PRO      FOOT-    FORMA
                                        GENETRIX,  HISTORICAL    FORMA     NOTE    GENZYME
                                         & DSP     NEOZYME II    ADJS.     REF.     CORP.
                                        --------   ----------   --------   -----   --------
Net revenues..........................  $501,048    $     --    $(24,198)   [L]    $476,850
Operating costs and expenses:
  Cost of products sold...............   167,823          --          --            167,823
  Cost of services sold...............    47,196          --          --             47,196
  Selling, general and administrative
    expenses..........................   149,690         327         (77)   [L]     149,940
  Research and development expenses...    70,816      24,128     (24,128)   [L]      70,816
  Amortization of intangibles.........    13,292          --          --             13,292
  Charge for in-process technology....    14,216          --          --             14,216
  Other expenses......................     3,585          --          --              3,585
                                        --------    --------    --------           --------
Total operating costs and expenses....   466,618      24,455     (24,205)           466,868
                                        --------    --------    --------           --------
Operating income......................    34,430     (24,455)          7              9,982
Other income and (expenses):
  Investment income...................     8,839       1,497      (5,417)   [L,M]     4,919
  Interest expense....................   (13,511)         --          --            (13,511)
  Other...............................    (1,556)         --          --             (1,556)
                                        --------    --------    --------           --------
                                          (6,228)      1,497      (5,417)           (10,148)
                                        --------    --------    --------           --------
Income (loss) before income taxes.....    28,202     (22,958)     (5,410)              (166)
(Provision) benefit for income taxes..   (19,447)         --      12,056    [N]      (7,391)
                                        --------    --------    --------           --------
Net income (loss).....................  $  8,755    $(22,958)   $  6,646           $ (7,557)
                                        ========    ========    ========           ========
Attributable to the General Division:
  Net income..........................  $ 21,928                                   $  5,616
    Tax benefit allocated from Tissue
      Repair Division.................     8,857                                      8,857
                                        --------                                   --------
Net income attributable to General
  Division Stock......................  $ 30,785                                   $ 14,473
                                        ========                                   ========

             See notes to unaudited pro forma financial statements.

                      GENZYME CORPORATION AND SUBSIDIARIES


                                 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS --
                                                              (CONTINUED)

                                                  FOR THE YEAR ENDED DECEMBER 31, 1995
                                         (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE INFORMATION)
                                                                                           PRO
                                                                                          FORMA
                                             HISTORICAL   HISTORICAL    PRO     FOOT-    GENZYME                  PRO     FOOT-
                                              GENZYME     GENETRIX,    FORMA    NOTE    CORP. AND   HISTORICAL   FORMA    NOTE
                                               CORP.         INC.      ADJS.    REF.    GENETRIX       DSP       ADJS.    REF.
                                             ----------   ----------   ------   -----   ---------   ----------   ------   -----
Income per General Division common
  and common equivalent share..............   $   0.73                                  $   0.67
                                              --------                                  --------
Pro forma weighted average shares
  outstanding..............................     60,185                 1,380    [G]       61,565
                                              ========                 =====            ========
Income per General Division common and
  common equivalent share assuming full
  dilution.................................   $   0.66                                  $   0.61
                                              ========                                  ========
Pro forma fully diluted weighted average
  shares outstanding.......................     66,621                 1,380    [G]       68,001
                                              ========                 =====            ========
Attributable to the Tissue Repair Division:
  Net loss.................................   $(22,030)                                 $(22,030)
                                              ========                                  ========
  Loss per Tissue Repair Division common
    share..................................   $  (2.28)                                 $  (2.28)
                                              ========                                  ========
  Historical weighted average shares
    outstanding............................      9,659                                     9,659
                                              ========                                  ========



                                               PRO
                                              FORMA
                                             GENZYME                                    PRO
                                              CORP.                   PRO     FOOT-    FORMA
                                             GENETRIX   HISTORICAL   FORMA    NOTE    GENZYME
                                              & DSP     NEOZYME II   ADJS.    REF.     CORP.
                                             --------   ----------   ------   -----   --------
Income per General Division common
  and common equivalent share..............  $   0.50                                 $   0.24
                                             --------                                 --------
Pro forma weighted average shares
  outstanding..............................    61,565                                   61,565
                                             ========                                 ========
Income per General Division common and
  common equivalent share assuming full
  dilution.................................  $   0.45                                 $   0.21
                                             ========                                 ========
Pro forma fully diluted weighted average
  shares outstanding.......................    68,001                                   68,001
                                             ========                                 ========
Attributable to the Tissue Repair Division:
  Net loss.................................  $(22,030)                                $(22,030)
                                             ========                                 ========
  Loss per Tissue Repair Division common
    share..................................  $  (2.28)                                $  (2.28)
                                             ========                                 ========
  Historical weighted average shares
    outstanding............................     9,659                                    9,659
                                             ========                                 ========

             See notes to unaudited pro forma financial statements.

                   GENZYME GENERAL DIVISION AND SUBSIDIARIES

             UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

                              SEPTEMBER 30, 1996
                            (AMOUNTS IN THOUSANDS)

ASSETS
                                                                                       PRO
                            HISTORICAL                                                FORMA
                             GENZYME                         PRO         FOOT-       GENZYME
                             GENERAL         HISTORICAL     FORMA        NOTE        GENERAL
                             DIVISION        NEOZYME II     ADJS.        REF.        DIVISION
                            ----------       ----------   ---------      -----      ----------
Current Assets:
  Cash and cash
     equivalents..........  $  116,881          $ 2,815      $(108,206)   [Q]       $   11,490
  Short-term
     investments..........      80,910            5,069                                 85,979
  Accounts receivable,
     less allowance for
     doubtful accounts....     114,263              --              --                 114,263
  Inventories.............     110,975              --              --                 110,975
  Prepaid expenses and
     other current
      assets...............     16,683             604            (635)    [O]          16,652
  Due from Tissue Repair
     Division.............       3,569              --              --                   3,569
  Deferred tax
     assets -- current....       7,729              --              --                   7,729
                            ----------         -------       ---------              ----------
          Total current
            assets........     451,010           8,488        (108,841)                350,657
Property, plant &
  equipment, net..........     362,792              --              --                 362,792
Other Assets:
  Long-term investments...      48,396              --              --                  48,396
  Intangibles, net of
     accumulated
     amortization.........     261,426              --              --                 261,426
  Deferred tax
   assets -- noncurrent...      26,370              --          20,548     [Q]          46,918
  Other noncurrent
     assets...............      30,877 (Q)          --            (619)    [O,Q]        30,258
                            ----------         -------       ---------              ----------
          Total other
            assets........     367,069              --          19,929                 386,998
                            ----------         -------       ---------              ----------
          Total assets....  $1,180,871         $ 8,488       $ (88,912)             $1,100,447
                            ==========         =======       =========              ==========

LIABILITIES AND DIVISION EQUITY
Current Liabilities:
  Accounts payable........  $   20,852              --              --              $   20,852
  Accrued expenses........      79,038             281           2,108     [O,Q]        81,427
  Income taxes payable....      13,621              --                                  13,621
  Deferred revenue........       3,203              --            (598)    [O]           2,605
  Current portion of
     long-term debt and
     capital lease
     obligations..........         817              --              --                     817
                            ----------        --------       ---------              ----------
          Total current
            liabilities...     117,531             281           1,510                 119,322
Noncurrent Liabilities:
  Long-term debt and
     capital lease
     obligations..........     224,256              --              --                 224,256
  Note Payable to
     Genzyme..............          --             100            (100)    [O]             --
Other noncurrent
  liabilities.............         208              --              --                     208
                            ----------        --------       ---------              ----------
                               224,464             100            (100)                224,464
Division Equity:
  Division equity.........     838,876             (20)       (103,212)    [Q]
                                    --              --          20,548     [Q]
                                    --                             469     [Q]         756,661
  Neozyme II, callable
     common stock.........          --           2,415          (2,415)    [P]              --
  Additional paid-in
     capital..............          --
                                                75,620         (75,620)    [P]              --
  Accumulated deficit.....          --         (69,908)         69,908     [P]              --
                            ----------        --------       ---------              ----------
          Total division
            equity........     838,876           8,107         (90,322)                756,661
                            ----------        --------       ---------              ----------
Total liabilities and
  division equity.........  $1,180,871        $  8,488       $ (88,912)             $1,100,447
                            ==========        ========       =========              ==========

             See notes to unaudited pro forma financial statements.

                   GENZYME GENERAL DIVISION AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

                     FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
              (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

                                                                                               PRO
                                                                                              FORMA
                                                                                             GENZYME
                                        HISTORICAL                                           GENERAL
                                         GENZYME    FOOT-   HISTORICAL     PRO     FOOT-    DIVISION                  PRO      FOOT-
                                         GENERAL    NOTE     GENETRIX,     FORMA   NOTE      AND       HISTORICAL    FORMA     NOTE
                                         DIVISION   REF.       INC.        ADJS.   REF.    GENETRIX       DSP        ADJS.     REF.
                                        ----------  -----   ----------    -------  -----   ---------   ----------   --------   -----
Net revenues..........................   $366,793             $7,239      $  --           $374,032      $54,138    $     --
Operating costs and expenses:
  Cost of products sold...............    110,399                 --         --            110,399       26,138          --
  Cost of services sold...............     32,195              5,631         --             37,826           --          --
  Selling, general and administrative
    expenses..........................     98,961              1,634         --            100,595       18,189          --
  Research and development expenses...     49,854                 --         --             49,854        1,365          --
  Amortization of intangibles.........      5,657                187        770   [R]        6,614        3,532        (646)  [V]
  Charge for junior stock options.....         --                 --         --                 --       12,090     (12,090)  [X]
  Charge for in-process technology....     24,170   [4]           --         --             24,170           --          --
  Other expenses......................      1,465                 --         --              1,465          546          --
                                         --------             ------      -----           --------     --------    --------
Total operating costs and expenses....    322,701              7,452        770            330,923       61,860     (12,736)
                                         --------             ------      -----           --------     --------    --------
Operating income (loss)...............     44,092               (213)      (770)            43,109       (7,722)     12,736
Other income and (expenses):
  Investment income...................     11,485                 --         --             11,485           --          --
  Interest expense....................     (3,582)              (115)        59   [S]       (3,638)      (3,039)     (3,121)  [W]
  Other...............................        123                (43)        --                 80         (894)         --
                                         --------             ------      -----           --------     --------    --------
                                            8,026               (158)        59              7,927       (3,933)     (3,121)
                                         --------             ------      -----           --------     --------    --------
Income (loss) before income taxes.....     52,118               (371)      (711)            51,036      (11,655)      9,615
(Provision) benefit for income taxes..    (30,483)                --        133   [T]      (30,350)          96       1,326   [Y]
                                         --------             ------      -----           --------     --------    --------
Net income (loss).....................     21,635               (371)      (578)            20,686      (11,559)     10,941
Tax benefit allocated from Tissue
  Repair Division.....................     11,775                 --         --             11,775           --          --
                                         --------             ------      -----           --------     --------    --------
Net income attributable to General
  Division Stock......................   $ 33,410             $ (371)     $(578)          $ 32,461     $(11,559)   $ 10,941
                                         ========             ======      =====           ========     ========    ========


                                          PRO
                                         FORMA
                                        GENZYME                                      PRO
                                        GENERAL                                     FORMA
                                        DIVISION,                 PRO      FOOT-   GENZYME
                                        GENETRIX   HISTORICAL    FORMA     NOTE    GENERAL
                                        AND DSP    NEOZYME II    ADJS.     REF.    DIVISION
                                        --------   ----------   --------   -----   --------
Net revenues..........................  $428,170    $     --    $(16,545)  [Z]    $411,625
Operating costs and expenses:
  Cost of products sold...............   136,537          --          --           136,537
  Cost of services sold...............    37,826          --          --            37,826
  Selling, general and administrative
    expenses..........................   118,784         393         (57)  [Z]     119,120
  Research and development expenses...    51,219      16,493     (16,493)  [Z]      51,219
  Amortization of intangibles.........     9,500          --          --             9,500
  Charge for junior stock options.....        --          --          --                --
  Charge for in-process technology ...    24,170          --          --            24,170
  Other expenses......................     2,011          --          --             2,011
                                        --------    --------    --------          --------
Total operating costs and expenses....   380,047      16,886     (16,550)          380,383
                                        --------    --------    --------          --------
Operating income (loss)...............    48,123     (16,886)          5            31,242
Other income and (expenses):
  Investment income...................    11,485         591      (4,063)  [Z,AB]    8,013
  Interest expense....................    (9,798)         --          --            (9,798)
  Other...............................      (814)         --          --              (814)
                                        --------    --------    --------          --------
                                             873         591      (4,063)           (2,599)
                                        --------    --------    --------          --------
Income (loss) before income taxes.....    48,996     (16,295)     (4,058)           28,643
(Provision) benefit for income taxes..   (28,928)         --       8,650   [AA]    (20,278)
                                        --------    --------    --------          --------
Net income (loss).....................    20,068     (16,295)      4,592             8,365
Tax benefit allocated from Tissue
  Repair Division.....................    11,775          --          --            11,775
                                        --------    --------    --------          --------
Net income attributable to General
  Division Stock......................  $ 31,843    $(16,295)   $  4,592          $ 20,140
                                        ========    ========    ========          ========

             See notes to unaudited pro forma financial statements.

                   GENZYME GENERAL DIVISION AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS --
                                  (CONTINUED)

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
              (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

                                                                                       PRO
                                                                                      FORMA
                                                                                     GENZYME
                                          HISTORICAL                                 GENERAL
                                           GENZYME     HISTORICAL    PRO    FOOT-   DIVISION                   PRO     FOOT-
                                           GENERAL     GENETRIX,    FORMA   NOTE       AND      HISTORICAL    FORMA    NOTE
                                           DIVISION       INC.      ADJS.   REF.    GENETRIX       DSP        ADJS.    REF.
                                          ----------   ----------   -----   -----   ---------   ----------   -------   -----
Income per General Division
  common and common equivalent share....    $  0.46                                  $  0.44
                                            =======                                  =======
Pro forma weighted average shares
  outstanding...........................     73,024                  613     [U]      73,637
                                            =======                  ===             =======
Income per General Division common and
  common equivalent share assuming full
  dilution..............................    $  0.45                                  $  0.43
                                            =======                                  =======
Pro forma fully diluted weighted average
  shares outstanding....................     74,146                  613     [U]      74,759
                                            =======                  ===             =======



                                            PRO
                                           FORMA
                                          GENZYME                                      PRO
                                          GENERAL                                     FORMA
                                          DIVISION,                 PRO      FOOT-   GENZYME
                                          GENETRIX   HISTORICAL    FORMA     NOTE    GENERAL
                                          AND DSP    NEOZYME II    ADJS.     REF.    DIVISION
                                          --------   ----------   --------   -----   --------
Income per General Division
  common and common equivalent share....   $  0.43                                   $  0.27
                                           =======                                   =======
Pro forma weighted average shares
  outstanding...........................    73,637                                    73,637
                                           =======                                   =======
Income per General Division common and
  common equivalent share assuming full
  dilution..............................   $  0.43                                   $  0.27
                                           =======                                   =======
Pro forma fully diluted weighted average
  shares outstanding....................    74,759                                    74,759
                                           =======                                   =======

             See notes to unaudited pro forma financial statements.

                   GENZYME GENERAL DIVISION AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995
              (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

                                                                                      PRO
                                                                                     FORMA
                                                                                    GENZYME
                                        HISTORICAL                                  GENERAL
                                         GENZYME     HISTORICAL     PRO     FOOT-   DIVISION                  PRO      FOOT-
                                         GENERAL     GENETRIX,     FORMA    NOTE      AND      HISTORICAL    FORMA     NOTE
                                         DIVISION       INC.       ADJS.    REF.    GENETRIX      DSP        ADJS.     REF.
                                        ----------   ----------   -------   -----   --------   ----------   --------   -----
Net revenues..........................   $378,563      $22,006    $    --           $400,569     $95,259    $     --
Operating costs and expenses:
  Cost of products sold...............    113,964           --         --            113,964      48,191       5,668   [X]
  Cost of services sold...............     31,137       11,328         --             42,465          --          --
  Selling, general and administrative
    expenses..........................     97,490       10,289         --            107,779      28,984          --
  Research and development expenses...     57,907           --         --             57,907       1,971          --
  Amortization of intangibles.........      4,677          534      2,310   [R]        7,521       2,750       3,021   [V]
  Change for in-process technology....     14,216           --         --             14,216          --          --
  Other expenses......................         --           --         --                 --       3,585          --
                                         --------      -------    -------           --------     -------    --------
Total operating costs and expenses....    319,391       22,151      2,310            343,852      85,481       8,689
                                         --------      -------    -------           --------     -------    --------
Operating income (loss)...............     59,172         (145)    (2,310)            56,717       9,778      (8,689)
Other income and (expenses):
  Investment income...................      7,428           25         --              7,453          --          --
  Interest expense....................     (1,069)        (260)       178   [S]       (1,151)     (6,937)     (5,383)  [W]
  Other...............................       (202)          --         --               (202)     (1,354)         --
                                         --------      -------    -------           --------     -------    --------
                                            6,157         (235)       178              6,100      (8,291)     (5,383)
                                         --------      -------    -------           --------     -------    --------
Income (loss) before income taxes.....     65,329         (380)    (2,132)            62,817       1,487     (14,072)
(Provision) benefit for income taxes..    (30,506)          --         86   [T]      (30,420)       (172)      2,288   [Y]
                                         --------      -------    -------           --------     -------    --------
Net income............................     34,823      $  (380)   $(2,046)            32,397     $ 1,315    $(11,784)
                                                       =======    =======                        =======    ========
Tax benefit allocated from Tissue
  Repair Division.....................      8,857                                      8,857
                                         --------                                   --------
Net income attributable to General
  Division Stock......................   $ 43,680                                   $ 41,254
                                         ========                                   ========



                                          PRO
                                         FORMA
                                        GENZYME                                      PRO
                                        GENERAL                                     FORMA
                                        DIVISION,                 PRO      FOOT-   GENZYME
                                        GENETRIX   HISTORICAL    FORMA     NOTE    GENERAL
                                        AND DSP    NEOZYME II    ADJS.     REF.    DIVISION
                                        --------   ----------   --------   -----   --------
Net revenues.......................... $495,828    $      --    $(24,198)  [Z]     $471,630
Operating costs and expenses:
  Cost of products sold...............  167,823           --          --            167,823
  Cost of services sold...............   42,465           --          --             42,465
  Selling, general and administrative
    expenses..........................  136,763          327         (77)  [Z]      137,013
  Research and development expenses...   59,878       24,128     (24,128)  [Z]       59,878
  Amortization of intangibles.........   13,292           --          --             13,292
  Change for in-process technology....   14,216           --          --             14,216
  Other expenses......................    3,585           --          --              3,585
                                       --------     --------    --------           --------
Total operating costs and expenses....  438,022       24,455     (24,205)           438,272
                                       --------     --------    --------           --------
Operating income......................   57,806      (24,455)          7             33,358
Other income and (expenses):
  Investment income...................    7,453        1,497      (5,417)  [Z,AB]     3,533
  Interest expense....................  (13,471)          --          --            (13,471)
  Other...............................   (1,556)          --          --             (1,556)
                                       --------     --------    --------           --------
                                         (7,574)       1,497      (5,417)           (11,494)
                                       --------     --------    --------           --------
Income (loss) before income taxes.....   50,232      (22,958)     (5,410)            21,864
(Provision) benefit for income taxes..  (28,304)          --      12,056   [AA]     (16,248)
                                       --------     --------    --------           --------
Net income............................   21,928     $(22,958)   $  6,646              5,616
                                                    ========    ========
Tax benefit allocated from Tissue
  Repair Division.....................    8,857                                       8,857
                                       --------                                    --------
Net income attributable to General
  Division Stock...................... $ 30,785                                    $ 14,473
                                       ========                                    ========

             See notes to unaudited pro forma financial statements.

                   GENZYME GENERAL DIVISION AND SUBSIDIARIES

                      FOR THE YEAR ENDED DECEMBER 31, 1995
              (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE INFORMATION)

                                                                                       PRO
                                                                                      FORMA
                                                                                     GENZYME
                                          HISTORICAL                                 GENERAL
                                           GENZYME     HISTORICAL    PRO    FOOT-   DIVISION                   PRO     FOOT-
                                           GENERAL     GENETRIX,    FORMA   NOTE       AND      HISTORICAL    FORMA    NOTE
                                           DIVISION       INC.      ADJS.   REF.    GENETRIX       DSP        ADJS.    REF.
                                          ----------   ----------   -----   -----   ---------   ----------   -------   -----
Income per General Division
  common and common equivalent share....    $  0.73                                  $  0.67
                                            =======                                  =======
Pro forma weighted average shares
  outstanding...........................     60,185                 1,380   [U]       61,565
                                            =======                 =====            =======
Income per General Division common and
  common equivalent share assuming full
  dilution..............................    $  0.66                                  $  0.61
                                            =======                                  =======
Pro forma fully diluted weighted average
  shares outstanding....................     66,621                 1,380   [U]       68,001
                                            =======                 =====            =======



                                             PRO
                                            FORMA
                                           GENZYME                                      PRO
                                           GENERAL                                     FORMA
                                          DIVISION,                 PRO      FOOT-   GENZYME
                                          GENETRIX   HISTORICAL    FORMA     NOTE    GENERAL
                                           AND DSP   NEOZYME II    ADJS.     REF.    DIVISION
                                          ---------  ----------   --------   -----   --------
Income per General Division
  common and common equivalent share....   $  0.50                                    $  0.24
                                           =======                                    =======
Pro forma weighted average shares
  outstanding...........................    61,565                                     61,565
                                           =======                                    =======
Income per General Division common and
  common equivalent share assuming full
  dilution..............................   $  0.45                                    $  0.21
                                           =======                                    =======
Pro forma fully diluted weighted average
  shares outstanding....................    68,001                                     68,001
                                           =======                                    =======

             See notes to unaudited pro forma financial statements.

                      GENZYME CORPORATION AND SUBSIDIARIES

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

 1. ACCOUNTING POLICIES AND PROCEDURES:

     The accounting policies and procedures for Genzyme, Genetrix, DSP and Neozyme II are in conformity in all material respects. The pro forma financial statements include both Genzyme, the registrant, and the General Division, the stock of which was used to effect the Genetrix Acquisition. The General Division is also the borrower of the $200 million under Genzyme's revolving credit facility which was used to effect the DSP Acquisition and the Neozyme II Acquisition and owner of the cash used to effect the Neozyme II Acquisition.

 2. THE GENERAL DIVISION'S 2-FOR-1 STOCK SPLIT:

     In June 1996, the Board of Directors declared a 2-for-1 stock split of shares of General Division Stock to be effected by means of a 100% stock dividend payable on July 25, 1996 to stockholders of record on July 11, 1996, subject to increasing the authorized shares of General Division Stock from 100,000,000 to 200,000,000 shares (the "Amendment"). The Amendment was approved by holders of a majority in interest of the outstanding General Division Stock and TR Stock, voting together as a single class, at a special meeting of the stockholders held on July 24, 1996. On July 25, 1996, a total of 34,669,435 shares of General Division Stock were distributed to stockholders in connection with the dividend. All General Division shares and per share amounts included herein reflect this split.

 3. GENZYME'S ACQUISITION OF GENETRIX:

     On May 1, 1996, Genzyme acquired Genetrix, a privately held genetic testing laboratory based in Phoenix, Arizona, in a tax-free exchange of General Division Stock. In the aggregate, approximately 1,380,000 shares of General Division Stock, valued at approximately $36.5 million, were issued for all the outstanding shares of Genetrix preferred stock and Genetrix common stock. The acquisition was accounted for as a purchase.

     The total purchase price was $43.5 million and consisted of $36.5 million for the value of the General Division Stock issued to effect the transaction, acquisition costs of approximately $3.2 million and restructuring charges of approximately $3.8 million. The following is a summary of the allocation of the purchase price to the net assets acquired as a result of the Genetrix acquisition (amounts in thousands):

     Allocation of Purchase Price:
        Current assets                  $ 5,224
        Property and equipment            3,530
        Goodwill                         37,022
        Deferred income taxes             2,725
        Other assets                        237
        Current liabilites               (4,701)
        Long-term liabilities              (546)
                                        -------
                                        $43,491
                                        =======

     The purchase price was allocated to the assets and liabilities of Genetrix based on their estimated respective fair values.

     The historical balance sheets for Genzyme and the General Division as of September 30, 1996 reflect the acquisition of Genetrix which was completed on May 1, 1996. The pro forma statements of operations for the period ended September 30, 1996 include pro forma amounts for Genetrix for the four month period ended April 30, 1996 and actual results thereafter. The pro forma statements of operations for the year ended December 31, 1995 include pro forma amounts for Genetrix for the twelve month period then ended.

 4. GENZYME'S ACQUISITION OF DSP:

     On July 1, 1996, Genzyme completed the acquisition of DSP, a privately held specialty surgical products company.

     The purchase price was $251.0 million and consisted of cash of $245 million and acquisition costs of $6.0 million. The following is a summary of the allocation of the purchase price to net assets acquired as a result of the DSP Acquisition (amounts in thousands):

           Allocation of Purchase Price:
             Current assets.......................................... $ 47,421
             Property and Equipment..................................   17,475
             Patents.................................................   15,319
             Trade Names.............................................   45,878
             In-process technology...................................   24,170
             Goodwill................................................  133,916
             Current Liabilities.....................................  (25,126)
             Deferred income taxes...................................   (8,103)
                                                                      --------
                                                                      $250,950
                                                                      ========

     The purchase price was allocated to the assets and liabilities of DSP based on their estimated respective fair values. Completed technology that has reached technological feasibility is valued using a risk adjusted cash flow model under which future cash flows were discounted, taking into account risks related to existing and future markets and assessments of the life expectancy of the completed technology. In-process technology that has not reached technological feasibility and that has no alternative future use is valued using the same method. Expected future cash flows associated with in-process technology are discounted considering risks and uncertainties related to the viability of and to the potential changes in future target markets and to the completion of the products expected to be ultimately marketed by Genzyme. Amounts allocated to in-process technology are charged to operations at the time of the acquisition.

     The historical balance sheets for Genzyme and the General Division as of September 30, 1996 reflect the acquisition of DSP, which was completed on July 1, 1996. The pro forma statements of operations for the year ended December 31, 1995 include pro forma amounts for DSP the twelve-month period ended September 30, 1995 and the pro forma statements of operations for the nine months ended September 30, 1996 include pro forma amounts for DSP for the six month period ended June 30, 1996 and actual results thereafter.

     The pro forma adjustments to the pro forma statements of operations for the year ended December 31, 1995 do not give effect to the nonrecurring charge for in-process technology in the amount of $24.2 million which was charged to operations upon consummation of the DSP Acquisition on July 1, 1996 and is reflected in the historical results for Genzyme and the General Division for the nine months ended September 30, 1996.

                      GENZYME CORPORATION AND SUBSIDIARIES

5. GENZYME'S ACQUISITION OF NEOZYME II:

     On October 28, 1996, Genzyme completed its tender offer for outstanding Units of Neozyme II for $45 per Unit in cash. A total of 2,385,686 Units, or
98.8 percent, were tendered and accepted for payment. Each Neozyme II Unit consists of one share of Callable Common Stock and one Callable Warrant to purchase two shares of General Division Stock and 0.135 share of TR Stock.

     The tender offer was made pursuant to an agreement entered into by Genzyme and Neozyme II announced on September 23, 1996. Pursuant to this agreement, on December 6, 1996, Neozyme II was merged with and into Acquisition Corp. and, as a result of the merger, all outstanding shares of Callable Common Stock (other than shares held by Genzyme and its subsidiaries) were cancelled and converted into the right to receive $29.00 per share. The Callable Warrants included in the untendered Units separated form the shares of Callable Common Stock converted in the merger and became exercisable on December 6, 1996. The exercise price of the Callable Warrants is $44.202 per Callable Warrant and was determined by the average closing price of two shares of General Division Stock and .135 share of TR Stock for the 20 trading days prior to December 6, 1996. The Callable Warrants will expire on December 31, 1998.


     The pro forma financial statements reflect the 98.8% of the 2,415,000 shares of Callable Common Stock that were purchased under the tender offer at $45 per share and the remaining 1.2% of the shares that were acquired in the merger for $29 per share. Funds for the tender offer and the merger were provided, as follows: $80 million from borrowings under a revolving credit facility from Fleet National Bank, and the balance from the General Division's cash balances. In addition, a $0.5 million increase to additional paid-in capital has been recorded in effecting the merger to reflect the value of the Callable Warrants ($16 per Callable Warrant) included in the untendered Units which became exercisable on December 6, 1996, the effective date of the merger, and remain outstanding after the merger. The aggregate purchase price of $108.7 million of the Neozyme II Acquisition plus estimated acquisition costs of $2.6 million has been allocated to the net assets acquired based on their estimated respective fair values (amounts in thousands):

        Cash                                            $  2,815
        Short-term investments                             5,089
        Prepaid research and development                     604
        Assumed liabilities                                 (281)
        Note payable to Genzyme                             (100)
        In-process technology                            103,212
                                                        --------
                                                        $111,339
                                                        ========


     The excess purchase price of $103.2 million was allocated to Neozyme II's only remaining assets which were technologies that were still in the development stage and had no alternative future use.

     The pro forma adjustments to the pro forma statements of operations do not give effect to the charge for in-process technology of $103.2 million and related deferred tax benefit of $20.5 million which were recorded upon consummation of the acquisition. Adjustments to the pro forma balance sheets which give effect to the Neozyme II Acquisition reflect the repayment on October 3, 1996 of $80 million of the $200 million borrowed under a revolving credit facility with Fleet National Bank to finance the DSP Acquisition and the subsequent withdrawal on October 31, 1996 of $80 million under the same credit facility to finance the tender offer.

 6. PRO FORMA ADJUSTMENTS RELATED TO THE ACQUISITIONS:

     These adjustments reflect the retirement of all DSP Common Stock and the retirement of all Callable Common Stock.

I. PRO FORMA ADJUSTMENTS TO GENZYME'S CONSOLIDATED BALANCE SHEETS:

                      GENZYME CORPORATION AND SUBSIDIARIES

     Related to the Neozyme II Acquisition:

          A. Eliminate Series 1992 note payable issued by Neozyme II to Genzyme of $100,000 and related accrued interest of $31,000, prepaid research and development costs paid by Neozyme II to Genzyme of $598,000 and service fee owed to Genzyme of $5,800.

          B. Eliminate Callable Common Stock of $2.4 million, additional paid-in capital of $75.6 million and accumulated deficit of $69.9 million.

          C. Record the repayment on October 3, 1996 of $80 million of the $200 million borrowed under a revolving credit facility with Fleet National Bank to finance the DSP Acquisition and the subsequent withdrawal on October 31, 1996 of $80 million under the same credit facility with interest payable at LIBOR plus 5/8% to finance the tender offer. The acquisition of Neozyme II has been recorded as a purchase of in-process technology of $103.2 million (aggregate purchase price of $108.7 million plus estimated acquisition costs of $2.6 million, less the fair value of the net assets acquired of $8.1 million) and a related deferred tax benefit of $20.5 million. The historical Genzyme Other Non Current Assets balance as of September 30, 1996 includes $519,000 of the $2.6 million estimated acquisition costs. The aggregate purchase price consists of cash of $28.2 million, $80 million of short-term borrowings, and $0.5 million in equity for the value of the Callable Warrants.


II. PRO FORMA ADJUSTMENTS TO GENZYME'S CONSOLIDATED STATEMENTS OF
OPERATIONS:

     Related to the Genetrix Acquisition:

          D. Record amortization expense based on $35.0 million of goodwill being amortized over 15 years, of $770,000 for the four months ended April 30, 1996 and $2.3 million for the year ended December 31, 1995.

          E. Eliminate interest expense related to debt of Genetrix assumed by Genzyme and subsequently repaid.

          F. Record incremental income tax (provision) benefit.

          G. To adjust the historical General Division primary and fully diluted weighted average shares to reflect the issuance of the 1,380,000 shares of General Division Stock used to effect the Genetrix acquisition as if the stock had been issued on January 1, 1995. The historical General Division primary and fully diluted weighted average shares for the nine months ended September 30, 1996 include the 1,380,000 shares as of May 1, 1996, the date of completion of the Genetrix acquisition. For the nine months ended September 30, 1996, a pro forma adjustment of 613,000 shares (1,380,000 shares x 4/9 months), respectively, is required to account for the shares during the four months ended April 30, 1996. The historical General Division primary or fully diluted weighted average shares for the year ended December 31, 1995 do not reflect the issuance of shares of General Division Stock used to effect the Genetrix acquisition and, therefore, a pro forma adjustment of 1,380,000 shares is required.

     Related to the DSP Acquisition:

          H. Record the adjustment to historical amortization expense based on amortization of patents, tradenames and goodwill over 12 years, 40 years and 40 years, respectively, a reduction of $0.6 million to amortization expense for the nine months ended September 30, 1996 and a charge of $3.0 million for the year ended December 31, 1995.

          I. Reverse interest expense of DSP long-term debt, which was assumed and repaid, in the amounts of $3.0 million and $6.9 million for the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively, and record interest expense related to the $200 million borrowed under a revolving credit line with Fleet National Bank

                      GENZYME CORPORATION AND SUBSIDIARIES
             at LIBOR plus 5/8% . Interest expense under the $200 million borrowing is $9.2 million for the nine months ended
             September 30, 1996 and $12.3 million for the year ended
             December 31, 1995. Historical Genzyme interest expense for the nine months ended September 30, 1996 includes $3.1 million of the actual interest expense incurred in the three months ended September 30, 1996 related to the $200 million borrowing.

          J. To record the cost of sales associated with the step-up of inventory to fair value under purchase accounting for the year ended December 31, 1995 of $5.7 million and the reversal of a $12.1 million pre-acquisition charge for junior stock options recorded in the nine months ended September 30, 1996.

          K. Record incremental income tax (provision) benefit.

     Related to the Neozyme II Acquisition:

          L. Eliminate intercompany research and development revenue (Genzyme)/expense (Neozyme II) of $16.5 million for the nine months ended September 30, 1996 and $24.2 million for the year ended December 31, 1995; intercompany service fees of $52,000 for the nine months ended September 30, 1996 and $70,000 for the year ended December 31, 1995; and intercompany interest income/expense related to Series 1992 note payable of $5,200 for the nine months ended September 30, 1996 and $7,000 for the year ended December 31, 1995.

          M. Reduce investment income related to $108.2 million of cash and cash equivalents used to finance the Neozyme II Acquisition. Interest expense has not been adjusted to reflect the repayment of $80 million borrowed at an interest rate of LIBOR plus 5/8% to finance the DSP Acquisition (Note C) as an additional $80 million was borrowed under the same revolving credit line at an interest rate of 6.1% per annum thereafter to finance the Neozyme II Acquisition. The resulting decrease in interest expense is not considered material to the pro forma financial statements.

          N. Record incremental income tax (provision) benefit.

III. PRO FORMA ADJUSTMENTS TO THE GENERAL DIVISION'S COMBINED BALANCE SHEETS:

     Related to the Neozyme II Acquisition:

          O. Eliminate Series 1992 note payable to Genzyme issued by Neozyme II of $100,000, and related accrued interest of $31,000, and prepaid research development costs paid by Neozyme II to Genzyme of $598,000 and service fees owed to Genzyme of $5,800.

          P. Eliminate Callable Common Stock of $2.4 million additional paid-in capital of $75.6 million and accumulated deficit of $69.9 million.

                      GENZYME CORPORATION AND SUBSIDIARIES

          Q. Record the re-payment on October 3, 1996 of $80 million of the $200 million borrowed under a revolving credit facility with Fleet National Bank to finance the DSP Acquisition and the subsequent withdrawal on October 31, 1996 of $80 million under the same credit facility with interest payable at LIBOR plus 5/8% to finance the tender offer. The acquisition of Neozyme II has been recorded as a purchase of in-process technology of $103.2 million (the aggregate purchase price of $108.7 million plus estimated acquisition costs of $2.6 million, less the fair value of the net assets acquired of $8.1 million) and a related deferred tax benefit of $20.5 million. The historical General Division Other Noncurrent Assets balance as of September 30, 1996 includes $519,000 of the $2.6 million estimated acquisition costs. The aggregate purchase price consists of cash of $28.2 million, $80 million of short-term borrowings, and $0.5 million of equity for the value of the Callable Warrants.

IV. PRO FORMA ADJUSTMENTS TO THE GENERAL DIVISION'S COMBINED STATEMENTS OF
OPERATIONS:

     Related to the Genetrix Acquisition:

          R. Record amortization expense, based on $35.0 million of goodwill being amortized over 15 years, of $770,000 for the four months ended April 30, 1996 and $2.3 million for the year ended December 31, 1996.

          S. Eliminate interest expense related to debt of Genetrix assumed by Genzyme and subsequently repaid.

          T. Record income tax (provision) benefit.

          U. To adjust the historical General Division primary and fully diluted weighted average shares to reflect the 1,380,000 shares of General Division Stock used to effect the Genetrix acquisition as if issued on January 1, 1995. The historical General Division primary and fully diluted weighted average shares for the nine months ended September 30, 1996 include the 1,380,000 shares as of May 1, 1996, the date of completion of the Genetrix acquisition. For the nine months ended September 30, 1996, a pro forma adjustment to General Division primary and fully diluted weighted average shares for the four months ended April 30, 1996 of 613,000 shares (1,380,000 shares x 4/9 months), respectively, is required. The historical General Division primary or fully diluted weighted average shares for the year ended December 31, do not reflect the issuance of shares of General Division Stock used to effect the Genetrix acquisition and, therefore, a pro forma adjustment to the General Division primary and fully diluted weighted average shares of 1,380,000 is required.

     Related to the DSP Acquisition:

          V. Record the adjustment to historical amortization expense based on amortization of patents, tradenames and goodwill over 12 years, 40 years and 40 years, respectively, a reduction of $0.6 million to amortization expense for the nine months ended September 30, 1996 and a charge of $3.0 million for the year ended December 31, 1995.

          W. Reverse interest expense of DSP long-term debt, which was assumed and repaid, in the amounts of $3.0 million and $6.9 million for the nine months ended September 30, 1996 and the year-ended December 31, 1995, respectively, and record interest expense related to the $200 million borrowed under a revolving credit line with Fleet National Bank at LIBOR plus 5/8%. For the nine months ended September 30, 1996 and for the year ended December 31, 1995 interest expense is $9.2 million and $12.3 million, respectively. Historical General Division interest expense for the nine months ended September 30, 1996 includes $3.1 million of the actual interest expense incurred in the three months ended September 30, 1996 related to the $200 million borrowing.

          X. To record the cost of sale associated with the step-up of inventory to fair value under purchase accounting for the year ended December 31, 1995 of $5.7 million and the reversal of a $12.1 million pre-acquisition charge for junior stock options recorded in the nine months ending September 30, 1996.

          Y. Record incremental income tax (provision) benefit.

     Related to the Neozyme II Acquisition:

          Z. Eliminate intercompany research and development revenue (Genzyme)/expense (Neozyme II) and service fees of $16.5 million for the nine months ended September 30, 1996 and $24.2 million for the year ended December 31, 1995; intercompany service fees of $52,000 for the nine months ended September 30, 1996 and $70,000 for the year ended December 31, 1995; and intercompany interest income/expense related to Series 1992 note payable of $5,200 for the nine months ended September 30, 1996 and $7,000 for the year ended December 31, 1995.

         AA. Record incremental income tax (provision) benefit.

         AB. Reduce investment income related to $108.2 million cash and cash equivalents used to finance the Neozyme II Acquisition. Interest expense has not been adjusted to reflect the repayment of $80 million borrowed at an interest rate of LIBOR plus 5/8%
             to finance the DSP Acquisition (Note Q) as an additional $80 million was borrowed under the same revolving credit line at an interest rate of 6.1% per annum to finance the Neozyme II Acquisition. The resulting decrease in interest expense is not considered material to these pro forma financial statements.